UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2014

ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)

MICHIGAN
(State or other jurisdiction of incorporation)

000-18415	38-2830092
(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street, Mt. Pleasant, Michigan	48858-1649
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure.
On August 15, 2014, Isabella Bank Corporation (the “Corporation”) issued a press release and a letter to its shareholders with respect to the commencement of the trading of the Corporation's common stock on the OTCQX for banks tier of OTC Markets Group Inc., effective August 15, 2014.

Copies of the press release and shareholder letter are attached as Exhibits 99.1 and 99.2, respectively to this Form 8-K and are incorporated herein by reference.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

99.1	Press release issued August 15, 2014.

99.2	Shareholder letter issued August 15, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Dated:	August 15, 2014	By:	/s/ Dennis P. Angner
Dennis P. Angner, President & CFO